Exhibit 10.50

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)
     AMENDMENT No. 1 (this “Amendment”), dated as of December 30, 2005, to the Asset Purchase Agreement dated as of November 23, 2005 (the “Agreement”), by and between IDM PHARMA, INC., a Delaware corporation (the “Seller”), and PHARMEXA INC., a Delaware corporation (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS:
     A. The Seller and the Buyer have entered into the Agreement; and
     B. The Seller and the Buyer have agreed to enter into this Amendment.
     NOW, THEREFORE, in consideration of the foregoing and the rights and obligations contained herein, and intending to be legally bound hereby, the Seller and the Buyer hereby agree as follows:
          Section 1. Section 3.15. Section 3.15 shall be added to the Agreement as follows:
“3.15 Transfer to [. . . *** . . .]. On the Closing Date, Buyer shall sell, assign, transfer and convey to [. . . *** . . .] (a) the equipment and (b) Buyer’s interest in the agreements, in each case listed on Schedule 3.15, in exchange for aggregate consideration of [. ***.], to be paid by [. . . *** . . .], and shall issue a Bill of Sale to [. . . *** . . .] evidencing such transfer.”
          Section 2. Schedule 3.15. Schedule 3.15, attached hereto as Exhibit A, shall be added to the Agreement.
          Section 3. Schedule 4.5(a). Schedule 4.5(a) of the Agreement shall be deleted and replaced in its entirety by the schedule attached hereto as Exhibit B.
          Section 4. Schedule 6.6. Schedule 6.6 of the Agreement shall be deleted and replaced in its entirety by the schedule attached hereto as Exhibit C.
          Section 5. Entire Agreement. The Agreement, as amended by this Amendment, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties. Except as amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.
          Section 6. Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Amendment is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated by the Agreement as amended by this Amendment to the fullest extent possible.
          Section 7. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          Section 8. Governing Law.
          (a) This Agreement shall be construed and enforced in accordance with the laws of the State of California without giving effect to the principles of conflicts of laws.
          (b) The parties irrevocably agree that any dispute, controversy or claim arising out of or relating to this Amendment or the transactions contemplated thereby, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with Section 11.7 of the Agreement.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

     IN WITNESS WHEREOF, the Seller and the Buyer have executed, or have caused to be executed by their respective officers thereunto duly authorized, this Amendment as of the date first written above.

IDM PHARMA, INC.

By:	/s/ Emile Loria

Name: Emile Loria
Title: President and Chief Business Officer

PHARMEXA INC.

By:	/s/ Marc Hertz

Name: Marc Hertz, Ph.D.
Title: Chief Executive Officer

Exhibit A
Schedule 3.15. Equipment and Agreements to be Transferred to [. . . *** . . .].
(a) Equipment:
[. . . *** . . .]
(b) Agreements:
[. . . *** . . .]

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

Exhibit B
Schedule 4.5(a). Material Contracts and Required Consents for Material Contracts.
Material Contracts Not Requiring Consent:
[. . . *** . . .]

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

[. . . *** . . .]
Material Contracts Requiring Consent:
[. . . *** . . .]

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

[. . . *** . . .]

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

Exhibit C
Schedule 6.6. Consents Required to Close.
[. . . *** . . .]

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)